Exhibit 10.4

                                                                  EXECUTION COPY



                SECOND AMENDMENT TO PLEDGE AND SECURITY AGREEMENT

         SECOND AMENDMENT TO PLEDGE AND SECURITY AGREEMENT, dated as of October 27, 1999, between BARNES & NOBLE, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the Subsidiaries of the Company identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereof (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors" and, together with the Company, the "Obligors"); and THE CHASE MANHATTAN BANK, as agent for the lenders or other financial institutions or entities party, as lenders, to the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the "Administrative Agent").

         The Company, the Subsidiary Guarantors, certain lenders and the Administrative Agent (i) are parties to a Amended and Restated Credit Agreement dated as of November 18, 1997 (as modified and supplemented and in effect from time to time, the "Amended and Restated Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by making of loans and issuing letters of credit) to be made by said lenders to the Company in an aggregate principal or face amount not exceeding $850,000,000 (as that amount may be increased as provided therein), and (ii) concurrently herewith and in connection with the Babbage's Etc. Acquisition, are entering into Amendment No. 2 to the Amended and Restated Credit Agreement. The Obligors and the Agent wish to amend the Security Agreement referred to in the Amended and Restated Credit Agreement in certain respects and, accordingly, agree as follows:

         Section 1. Definitions. Except as otherwise defined in this Amendment, terms defined in the Amended and Restated Credit Agreement are used herein as defined therein.

         Section 2: Amendments. Subject to the satisfaction of the conditions precedent specified in Section 3 below, but effective as of the date hereof, the Annexes to the Security Agreement shall be amended as follows:

(a) Annex 1. Annex 1 to the Security Agreement shall be amended in its entirety to read as Annex 1 hereto.

(b) Annex 2. Annex 2 to the Security Agreement shall be amended in its entirety to read as Annex 2 hereto.

(c) Annex 3. Annex 3 to the Security Agreement shall be amended in its entirety to read as Annex 3 hereto.

(d) Annex 4. Annex 4 to the Security Agreement shall be amended in its entirety to read as Annex 4 hereto.

(e) Annex 5. Annex 5 to the Security Agreement shall be amended in its entirety to read as Annex 5 hereto.

         Section 2. Conditions Precedent. As provided in Section 2 above, the amendments set forth in Section 2 shall become effective, as of the date hereof, upon the due execution and delivery of this Amendment by the Obligors and the Agent.

         Section 3. Miscellaneous. Except as herein provided, the Security Agreement shall remain unchanged and in full force and effect. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

                                       [signature pages to follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered as of the day and year first above written.

                                       BARNES & NOBLE, INC.


                                       By  /s/Michael Archbold
                                         -------------------------------
                                         Title:Vice President, Treasurer

                                       SUBSIDIARY GUARANTORS

                                       B. DALTON BOOKSELLER, INC.


                                       By /s/Michael Archbold
                                         -------------------------------
                                         Title:Vice President, Treasurer

                                       BARNES & NOBLE BOOKSELLERS, INC.


                                       By /s/Michael Archbold
                                         -------------------------------
                                         Title:Vice President, Treasurer

                                       MARBORO BOOKS CORP.


                                       By /s/Michael Archbold
                                         -------------------------------
                                         Title:Vice President, Treasurer

                                       DOUBLEDAY BOOK SHOPS, INC.


                                       By /s/Michael Archbold
                                         -------------------------------
                                         Title:Vice President, Treasurer

                                       CCI HOLDINGS, INC.


                                       By/s/Michael Archbold
                                         -------------------------------
                                         Title:Vice President, Treasurer

                                       BABBAGE'S ETC. LLC


                                       By  /s/Leonard Riggio
                                         -------------------------------
                                         Title: Chairman

                                       VENDAMERICA, INC.


                                       By  /s/Michael Archbold
                                         -------------------------------
                                         Title:Vice President, Treasurer

                                       THE CHASE MANHATTAN BANK,
                                       as Administrative Agent

                                       By /s/Barry K. Bergman
                                         -------------------------------
                                         Title:Vice President

                                                                         ANNEX 1

                                  PLEDGED STOCK

BARNES & NOBLE, INC.

         Issuer                Certificate             Registered           Number of Shares
                                  Nos.                   Owner
--------------------------    --------------      ---------------------     --------------------------------
B. Dalton Bookseller,              C-1            Barnes & Noble, Inc.      360 shares of common stock,
Inc.                                                                        par value $100

Barnes & Noble Booksellers,         1             Barnes & Noble, Inc.      100 shares of common stock,
Inc.                                                                        par value $1

Marboro Books Corp.                 4             Barnes & Noble, Inc.      10 shares of common stock, no
                                                                            par value
CCI Holdings, Inc.                  1             Barnes & Noble, Inc.      3,000 shares of common stock,
                                                                            par value $1
B&N. Sub Corp                       1             Barnes & Noble, Inc.      100 shares of common stock,
                                                                            par value $1
B. DALTON BOOKSELLER, INC.

         Issuer                Certificate             Registered           Number of Shares
                                  Nos.                   Owner
--------------------------    --------------      ---------------------     --------------------------------
Doubleday Book Shops,               5             B. Dalton                 1,000 shares of common stock,
Inc.                                              Bookseller, Inc.          par value $1

Babbage's Etc. LLC                 N/A            B. Dalton                 86.5% Membership Interest
                                                  Bookseller, Inc.

Vendamerica, Inc.                   2             B. Dalton                 1,000 shares of common stock,
                                                  Bookseller, Inc.          no par value

BARNES & NOBLE BOOKSELLERS, INC.

         NONE

MARBORO BOOKS CORP.

         NONE

DOUBLEDAY BOOK SHOPS, INC.

         NONE

CCI HOLDINGS, INC.
------------------

         NONE

BABBAGE'S ETC. LLC.
-------------------

         NONE

VENDAMERICA, INC
----------------

                                       Certificate                  Registered
           Issuer                         Nos.                        Owner                  Number of Shares
   --------------------               ------------          ----------------------      -------------------------
Babbage's Etc. LLC                         N/A              Vendamerica, Inc.           13.5% Membership
                                                                                        Interest

                                                                         ANNEX 2

                     LIST OF PATENTS AND PATENT APPLICATIONS

BARNES & NOBLE, INC.
--------------------

File                       Patent                    Country           Registration No.          Date
-----------------------------------------------------------------------------------------------------
NONE

B. DALTON BOOKSELLER, INC.
--------------------------

File                       Patent                    Country           Registration No.          Date
-----------------------------------------------------------------------------------------------------
NONE

BARNES & NOBLE BOOKSELLERS, INC.
--------------------------------

File                       Patent                    Country           Registration No.          Date
-----------------------------------------------------------------------------------------------------
NONE

MARBORO BOOKS CORP.
-------------------

File                       Patent                    Country           Registration No.          Date
-----------------------------------------------------------------------------------------------------

NONE

DOUBLEDAY BOOK SHOPS, INC.
--------------------------

File                       Patent                    Country           Registration No.          Date
-----------------------------------------------------------------------------------------------------

NONE

CCI HOLDINGS, INC.
------------------

File                       Patent                    Country           Registration No.          Date
-----------------------------------------------------------------------------------------------------

NONE

BABBAGE'S ETC. LLC
------------------

File                       Patent                    Country           Registration No.          Date
-----------------------------------------------------------------------------------------------------

NONE

VENDAMERICA, INC.
-----------------

File                       Patent                    Country           Registration No.          Date
-----------------------------------------------------------------------------------------------------

NONE

                                                                         ANNEX 3

                LIST OF TRADE NAMES, TRADEMARKS, SERVICES MARKS,
                  TRADEMARK AND SERVICE MARK REGISTRATIONS AND
            APPLICATIONS FOR TRADEMARK AND SERVICE MARK REGISTRATIONS

                               A. U.S. Trademarks
                               ------------------


BARNES & NOBLE, INC.
--------------------

                                                 Application (A)
                                                 Registration (R)
Mark                                             or Series (S) No.
-------------------------------------------------------------------

Blink                                             75/320,806(A)

What Are You Reading                              75/057,954(A)

Premier Music (Design)                            1,903,140(R)

Meet Me at Barnes & Noble                         1,910,598(R)

The Book Lover's Second Home                      1,930,860(R)

Nite Reader                                       2,105,941(R)


B. DALTON BOOKSELLER, INC.
--------------------------

                                                 Application (A)
                                                 Registration (R)
Mark                                             or Series (S) No.
-------------------------------------------------------------------
Books Dalton                                      1,667,902 (R)

B. Dalton Jr.                                     1,684,036 (R)

B. Dalton Jr. (Design)                            1,667,039 (R)

Booksavers                                        1,597,933 (R)

P.B. Pages                                        1,814,553 (R)

B. Dalton's                                       1,293,494 (R)

Barnes & Noble Jr.
(Design)                                          1,609,403 (R)

Barnes & Noble Jr.                                1,606,005 (R)

B. Dalton Bookseller                                846,824 (R)

B. Dalton                                         1,158,498 (R)

Hooked on Books                                   1,147,660 (R)

People Who Know Books
Know B. Dalton                                    1,306,552 (R)

Amaranth Press                                    1,404,928 (R)

Pickwick                                          1,047,832 (R)

Lamp of Learning
(Design)                                          1,607,811 (R)


BARNES & NOBLE BOOKSELLERS, INC.
--------------------------------

                                                 Application (A)
                                                 Registration (R)
Mark                                             or Series (S) No.
-------------------------------------------------------------------

Bookstar (Design)                                 1,558,604 (R)

Amaranth Press                                    1,404,928(R)


MARBORO BOOKS CORP.
-------------------

                                                 Application (A)
                                                 Registration (R)
Mark                                             or Series (S) No.
-------------------------------------------------------------------

NONE

CCI HOLDINGS, INC.
------------------

                                                 Application (A)
                                                 Registration (R)
Mark                                             or Series (S) No.
-------------------------------------------------------------------

NONE

DOUBLEDAY BOOK SHOPS, INC.
--------------------------

                                                 Application (A)
                                                 Registration (R)
Mark                                             or Series (S) No.
-------------------------------------------------------------------
The Old Corner                                    (Mass.) 0025314 (R)
  Bookstore

Books of All Publishers
Since 1910  (and Design)                          1,516,823 (R)


BABBAGE'S ETC. LLC
------------------

                                                 Application (A)
                                                 Registration (R)
Mark                                             or Series (S) No.
-------------------------------------------------------------------

Babbage's                                         1,345,315 (R) and
                                                  1,569,315 (R)

America's Software for                            1,547,310 (R) and
the Home                                          1,553,597 (R)

Babbage's Software for                            1,345,205 (R)
the Home

Gamestop                                          1,707,460 (R)


VENDAMERICA, INC.
-----------------

                                                 Application (A)
                                                 Registration (R)
Mark                                             or Series (S) No.
-------------------------------------------------------------------
NONE

                               B. U.S. Tradenames
                               ------------------

BABBAGE'S ETC. LLC
------------------

------------------------------------
-----------------------------------------------------------------
Mark
-----------------------------------------------------------------

Software Etc.


VENDAMERICA, INC.
-----------------

------------------------------------
-----------------------------------------------------------------
Mark
-----------------------------------------------------------------

NONE

                               Foreign Trademarks
                               ------------------


BARNES & NOBLE, INC.
--------------------

                               Application (A)                                                  Registration or
Mark                           Registration (R)                     Country                     Filing Date (F)
---------------------------------------------------------------------------------------------------------------

NONE

B. DALTON BOOKSELLER, INC.
--------------------------


                               Application (A)                                                  Registration or
Mark                           Registration (R)                     Country                     Filing Date (F)
---------------------------------------------------------------------------------------------------------------

NONE

BARNES & NOBLE BOOKSELLERS, INC.
--------------------------------

                               Application (A)                                                  Registration or
Mark                           Registration (R)                     Country                     Filing Date (F)
---------------------------------------------------------------------------------------------------------------

NONE

MARBORO BOOKS CORP.
-------------------

                               Application (A)                                                  Registration or
Mark                           Registration (R)                     Country                     Filing Date (F)
---------------------------------------------------------------------------------------------------------------

NONE

DOUBLEDAY BOOK SHOPS, INC.
--------------------------

                               Application (A)                                                  Registration or
Mark                           Registration (R)                     Country                     Filing Date (F)
---------------------------------------------------------------------------------------------------------------

NONE

CCI HOLDINGS, INC.
------------------

                               Application (A)                                                  Registration or
Mark                           Registration (R)                     Country                     Filing Date (F)
---------------------------------------------------------------------------------------------------------------

NONE

BABBAGE'S ETC. LLC
------------------

                               Application (A)                                                  Registration or
Mark                           Registration (R)                     Country                     Filing Date (F)
---------------------------------------------------------------------------------------------------------------

NONE

VENDAMERICA, INC.
-----------------

                               Application (A)                                                  Registration or
Mark                           Registration (R)                     Country                     Filing Date (F)
---------------------------------------------------------------------------------------------------------------

NONE

                                                                         ANNEX 4

                LIST OF CONTRACTS, LICENSES AND OTHER AGREEMENTS
                        RELATING TO INTELLECTUAL PROPERTY

BARNES & NOBLE, INC.
--------------------

License Agreement dated as of February 11, 1989 between Barnes & Noble College Bookstores, Inc. and Barnes & Noble Discount Bookstores, Inc. (a predecessor of
B. Dalton Bookseller, Inc.), and Consents to License Agreement Assignments, dated as of November 18, 1988 and November 16, 1992, respectively.


B. DALTON BOOKSELLER, INC.
--------------------------

Letter Agreement dated as of February 21, 1989 from Scribner's Book Companies, Inc. and MacMillan, Inc. to B. Dalton Bookseller, Inc.


BARNES & NOBLE BOOKSELLERS, INC.
--------------------------------

         NONE

MARBORO BOOKS CORP.
-------------------

         NONE

DOUBLEDAY BOOK SHOPS, INC.
--------------------------

Trade Mark and Service Mark License dated as of May 31, 1990 between Bantam Doubleday Dell Publishing Group, Inc. and Doubleday Book Shops, Inc.


CCI HOLDINGS, INC.
------------------

         NONE

BABBAGE'S ETC. LLC
------------------

         NONE

VENDAMERICA, INC.
-----------------

         NONE

                                                                         ANNEX 5


                                LIST OF LOCATIONS

BARNES & NOBLE, INC.                        B. DALTON BOOKSELLER, INC.
----------------------------------------------------------------------

1.       122 Fifth Avenue                   1.       122 Fifth Avenue
         New York, NY  10011                         New York, NY  10011

2.       1400 Old Country Road              2.       1400 Old Country Road
         Westbury, New York 11590                    Westbury, NY  11590

BARNES & NOBLE BOOKSELLERS, INC.            3.       100 Middlesex Center Boulevard
--------------------------------                     Jamesburg, NJ 08831

                                            4.       331 Herrod Drive
1.       122 Fifth Avenue                            Jamesburg, NJ 08831
         New York, NY  10011
                                            5.       308 Herrod Drive
                                                     Jamesburg, NJ 08831
2.       1400 Old Country Road
         Westbury, New York 11590



MARBORO BOOKS CORP.
-------------------
                                            CCI HOLDINGS, INC.
1.       122 Fifth Avenue                   ------------------
         New York, NY  10011
                                             1.       122 Fifth Avenue
2.       1400 Old Country Road                        New York, NY  10011
         Westbury, New York 11590
                                             2.       1400 Old Country Road
3.       One Pond Road                                Westbury, NY 11590
         Rockleigh, NJ  07647
                                             3.       6411 Vurleson Road
                                                      Austin, TX 78744


DOUBLEDAY BOOK SHOPS, INC.
--------------------------

1.       122 Fifth Avenue
         New York, NY  10011

2.       1400 Old Country Road
         Westbury, New York 11590

BABBAGE'S ETC. LLC
------------------

1.       122 Fifth Avenue
         New York, NY  10011

2.       1400 Old Country Road
         Westbury, New York 11590

3.       2250 William D. Tate Avenue
         Grapevine, TX 76051

VENDAMERICA, INC
----------------

1.       122 Fifth Avenue
         New York, NY  10011

2.       1400 Old Country Road
         Westbury, New York 11590

3.       2250 William D. Tate Avenue
         Grapevine, TX 76051